Fourth Quarter 2002 Results, page # of 6

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 28, 2004

METROPOLITAN HEALTH NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

333-5884-A (Commission file number)	65-0635748 (I.R.S. Employer Identification No.)

250 Australian Avenue, Suite 400, West Palm Beach, Florida	33431
(Address of principal executive offices)	(Zip code)

(561) 805-8500

(Registrant’s telephone number, including area code)

Fourth Quarter 2002 Results, page # of 6

Item 5.

Other Events

On July 28, 2004, Metropolitan Health Networks, Inc. issued a press release regarding its filing of Amendment No. 1 to its Annual Report on Form 10-K/A (the “Form 10-K Amendment”) for the year ended December 31, 2003.  A copy of that release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.

Exhibits

(c) Exhibits

99.1

Press Release dated July 28, 2004

Fourth Quarter 2002 Results, page # of 6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 28, 2004

METROPOLITAN HEALTH NETWORKS, INC

By:   /s/ Michael M. Earley__________

Michael M. Earley

President and Chief Executive Officer

Fourth Quarter 2002 Results, page # of 6

INDEX TO EXHIBITS

99.1

Press release dated July 28, 2004

Fourth Quarter 2002 Results, page # of 6

EXHIBIT 99.1

Metropolitan Health Networks, Inc. Files

Amendment to its Form 10-K

WEST PALM BEACH, FL—July 28, 2004—Metropolitan Health Networks Inc. (OTCBB: MDPA) today announced the filing of Amendment No. 1 to its Annual Report on Form 10-K/A (the “Form 10-K Amendment”) for the year ended December 31, 2003.

The Form 10-K Amendment was voluntarily filed by the Company primarily to provide technical compliance with the management certification requirements of Section 404 of the Sarbanes-Oxley Act of 2002.  In addition, the Company used the opportunity to revise the format of certain non-financial disclosures to more closely conform such disclosure to a format the Company believes will be preferred by investors.

The Company confirmed that there have been no changes to either the audited financial statements in the Form 10-K/A or the financial notes which accompany the audited financial statements.

About Metropolitan Health Networks, Inc.:

Metropolitan is a growing healthcare organization in Florida that provides comprehensive healthcare services for Medicare Advantage members and other patients in South and Central Florida. To learn more about Metropolitan Health Networks, Inc. please visit its website at http://www.metcare.com.

Forward Looking Statements:

Except for historical matters contained herein, statements made in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Without limiting the generality of the foregoing, words such as “may”, “will”, “to”, “plan”, “expect”, “believe”, “anticipate”, “intend”, “could”, “would”, “estimate”, or “continue” or the negative other variations thereof or comparable terminology are intended to identify forward-looking statements.

Investors and others are cautioned that a variety of factors, including certain risks, may affect our business and cause actual results to differ materially from those set forth in the forward-looking statements.  These risk factors include, without limitation, (i) pricing pressures exerted on us by managed care organizations and the level of payments we receive under governmental programs or from other payors; (ii) future legislation and changes in governmental regulations; (iii) the impact of Medicare Risk Adjustments on payments we receive for our managed care operations; (iv) our ability to successfully recruit and retain medical professionals; and (v) a loss of any of our significant contracts.  The Company is also subject to the risks and uncertainties described in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K/A for the year ended December 31, 2003.